SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

_________________________

Date of Report (date of earliest event reported):  December 12, 2008

PSB HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

WISCONSIN

0-26480

39-1804877

(State or other

(Commission File

(IRS Employer

jurisdiction of

Number)

Identification

incorporation)

Number)

1905 W. STEWART AVENUE

WAUSAU, WI 54401

(Address of principal executive offices, including Zip Code)

(715) 842-2191

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 3.03.

Material Modification to Rights of Security Holders.

On December 12, 2008, the shareholders of PSB Holdings, Inc. (the “Company”) approved the Second Amended and Restated Articles of Incorporation of the Company (the “Articles”), which authorize the issuance of up to 30,000 shares of a new class of no par value preferred stock (the “Preferred Stock”).  The Articles are attached as Exhibit 3.1 and are incorporated herein by reference.

Prior to December 12, 2008, the Company did not have a class of preferred stock.  The authorization of the Preferred Stock allows the Company’s board of directors to create and issue Preferred Stock from time to time in one or more series and to change designations; preferences; and relative, participating, optional or other special rights, qualifications, limitations or restrictions of the Preferred Stock; including dividend rights, dividend rates, terms of redemption, redemption prices, voting rights, conversion rights, and liquidation preferences; in each case without any further action or vote by the shareholders.

The authorization of the Preferred Stock will not have an immediate effect on the holders of the Company’s common stock (the “Common Stock”).   However, when the Preferred Stock is issued, any preferential rights of the Preferred Stock must be satisfied before the holders of Common Stock are entitled to receive dividends or to participate pro rata in any distribution of assets available for distribution upon liquidation of the Company.

The Company’s board of directors has represented that it will not, without prior shareholder approval, issue any series of Preferred Stock for any defensive or anti-takeover purpose, for the purpose of implementing any shareholder rights plan or with features specifically intended to make any attempted acquisition of the Company more difficult or costly.  Within the limits described above, the board may issue Preferred Stock for capital raising transactions, acquisitions, joint ventures or other corporate purposes where such issuance has the effect of making an acquisition of the Company more difficult or costly, as could also be the case if the board were to issue additional Common Stock for such purposes.

The Company’s rationale for authorizing the issuance of the Preferred Stock is to become eligible to participate in the TARP Capital Purchase Program (the “Program”) available from the United States Department of the Treasury (the “U.S. Treasury”).  If the Company is allowed to participate in the Program, the Company will designate two new series of Preferred Stock that would be sold to the U.S. Treasury.  Under the terms of the Program, the Company would be subject to various restrictions on paying dividends on the Common Stock.  A more detailed discussion of the Company’s potential participation in the Program is included in the Company’s Proxy Statement for Special Meeting of Shareholders held on December 12, 2008, along with the Company’s Supplement dated November 21, 2008, to Proxy Statement dated November 12, 2008, both of which are incorporated herein by reference.

Item 5.03.

Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth above in Item 3.03 is incorporated by reference.

Item 9.01

Financial Statements and Exhibits

Exhibit 3.1

Second Amended and Restated Articles of Incorporation, dated as of December 12, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSB HOLDINGS, INC.

Date:  December 16, 2008

By:  SCOTT M. CATTANACH

Scott M. Cattanach

Treasurer

EXHIBIT INDEX

to

FORM 8-K

of

PSB HOLDINGS, INC.

Dated December 12, 2008

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. Section 232.102(d))

Exhibit 3.1

Second Amended and Restated Articles of Incorporation, dated as of December 12, 2008